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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2003
                                                        (NOVEMBER 3, 2003)





                             CONEXANT SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          DELAWARE                   000-24923                  25-1799439
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



                            4000 MACARTHUR BOULEVARD
                      NEWPORT BEACH, CALIFORNIA 92660-3095

               (Address of principal executive offices) (Zip code)



                                 (949) 483-4600
              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On November 3, 2003, Registrant entered into an Agreement and Plan of Reorganization dated as of November 3, 2003 (the "Agreement") with Concentric Sub, Inc., a wholly-owned subsidiary of Registrant ("Concentric Sub"), and GlobespanVirata, Inc. ("GlobespanVirata"). Pursuant to the Agreement, Concentric Sub will merge with and into GlobespanVirata, with GlobespanVirata as the surviving corporation (the "Merger"). Each issued and outstanding share of common stock, par value $0.001, of GlobespanVirata will be converted into the right to receive 1.198 shares of common stock, par value $0.01 per share, of Registrant. The Merger is subject to, among other things, regulatory approval and approval by Registrant's and GlobespanVirata's stockholders.

      The foregoing description of the Merger and the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2 hereto and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            2 Agreement and Plan of Reorganization dated as of November 3, 2003 by and among Registrant, Concentric Sub and GlobespanVirata.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONEXANT SYSTEMS, INC.
                                          (Registrant)



                                      By         /s/  DENNIS E. O'REILLY
                                          --------------------------------------
                                          Dennis E. O'Reilly
                                          Senior Vice President, General Counsel
                                             and Secretary

Date:  November 4, 2003



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                                  EXHIBIT INDEX

Exhibit
Number                             Description
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 2                Agreement and Plan of Reorganization dated as of November 3,
                  2003 by and among Registrant, Concentric Sub and GlobespanVirata (excluding exhibits).


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